                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): February 21, 2006

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

   MISSOURI                        0-20600                     43-1311101
(State or other               (Commission File              (I.R.S. Employer
jurisdiction of                    Number)                   Identification
 organization)                                                   Number)

3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                              63044
(Address of principal executive offices)                       (Zip Code)

                               (314) 291-5110
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)

                     ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

             On February 21, 2006, executives of the Registrant made a presentation at the Registrant's 2006 Annual Meeting of Shareholders using the slides and information included as Exhibit 99.1 to this Current Report on Form 8-K. The Registrant undertakes no duty or obligation to update or revise this information in the future. The presentation materials will also be made available on the Registrant's website, www.zoltek.com.

           The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934. By furnishing this information on Form 8-K, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

             (a) Financial statements of businesses acquired. Not applicable.
                 -------------------------------------------

             (b) Pro forma financial information. Not applicable
                 -------------------------------

             (c) Exhibits. See Exhibit Index.
                 --------

                                 SIGNATURES

             Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 22, 2006

                           ZOLTEK COMPANIES, INC.



                           By  /s/ Kevin Schott
                              -----------------------
                              Kevin Schott
                              Chief Financial Officer

                                EXHIBIT INDEX

Exhibit
Number                                    Description
------                                    -----------
 99.1                Investor presentation materials, dated February 21, 2006.